Commonwealth Annuity and Life Insurance Company	commonwealthannuity.com
132 Turnpike Road, Suite 210	* 800.828.2752 —	Commonwealth Annuity Value
Southborough, MA 01772		Generation
508-460-2400 — phone	* 800.782.8321 —	Directed Advisory Solutions
508-460-2401 — fax	* 800.533.7881 —	Exec Annuity Plus,
Commonwealth Annuity
Advantage, Immediate Variable
Annuity, Commonwealth Annuity
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Commonwealth Annuity and Life Insurance Company
a Goldman Sachs Company

ANNUAL REPORT — 12/31/2012

FOR CONTRACT HOLDERS OF:	EXEC ANNUITY PLUS, COMMONWEALTH ANNUITY ADVANTAGE, IMMEDIATE VARIABLE ANNUITY, COMMONWEALTH ANNUITY PREMIER CHOICE, DIRECTED ADVISORY SOLUTIONS AND
ALLMERICA VALUE GENERATION

March 19, 2013

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	Separate Account VA-K
1940 Act Registration Number: 811-6293
1933 Act Registration Numbers: 33-39702, 333-81861, 333-38274, 333-90543, 333-87099
CIK: 0000873802
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-K, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Service Shares)	1046292	February 25, 2013
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	February 28, 2013
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	February 22, 2013
Delaware VIP Trust (Standard and Service Class)	814230	March 4, 2013
DWS Investments VIT Funds (Class A)	1006373	February 26, 2013
DWS Variable Series II (Class A)	810573	February 26, 2013
Eaton Vance Variable Trust	1121746	February 28, 2013
Fidelity Variable Insurance Products Fund (Initial Class)	356494	February 20, 2013
Fidelity Variable Insurance Products Fund II (Service Class 2)	831016	February 20, 2013
Fidelity Variable Insurance Products Fund III (Service Class 2)	927384	February 20, 2013
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	March 6, 2013
Janus Aspen Series (Service Shares)	906185	February 28, 2013
MFS® Variable Insurance TrustSM (Service Class)	918571	February 28, 2013
Oppenheimer Variable Account Funds (Service Shares)	752737	February 27, 2013
Pioneer Variable Contracts Trust (Class II)	930709	February 27, 2013
T. Rowe Price International Series, Inc.	918292	February 25, 2013

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Senior Vice President, General Counsel and Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772